UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

SCS TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri	64111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 960-3664

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02 Results of Operations and Financial Condition

On January 25, 2005, SCS Transportation, Inc. issued a press release announcing its fourth quarter and annual 2004 results. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

99.1	Press release of SCS Transportation, Inc. dated January 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS TRANSPORTATION, INC.
/s/ James J. Bellinghausen
James J. Bellinghausen
Date: January 25, 2005	Vice President of Finance and Chief Financial Officer